BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated June 12, 2018

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information for the Fund,

dated April 30, 2018, as supplemented to date

Effective July 1, 2018, the sub-advisory agreement between BlackRock Advisors, LLC (“BlackRock”) and BlackRock International Limited (“BIL”) with respect to the Fund will be terminated. BlackRock will remain as the investment adviser to the Fund and will provide investment advisory services to the Fund pursuant to the investment advisory agreement currently in effect with BlackRock. The same portfolio management team will continue to manage the Fund and there will be no change in the advisory fee rates payable by the Fund to BlackRock as a result of the termination of the sub-advisory agreement.

Accordingly, effective July 1, 2018, references in the Fund’s summary prospectuses, prospectuses and Statement of Additional Information to BIL currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangements for the Fund and BlackRock, see “Management of the Fund — BlackRock” in the Fund’s prospectus.

Shareholders should retain this Supplement for future reference.

PR2SAI-MI-0618SUP